                                           Exhibit 24

                                Powers of Attorney

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ Michael J. Gasser
                                           Michael J. Gasser

                                 POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ Joseph W. Reed
                                           Joseph W. Reed

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ John K. Dieker
                                           John K. Dieker

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The
Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ Charles R. Chandler
                                           Charles R. Chandler

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ Michael H. Dempsey
                                           Michael H. Dempsey

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this
6th day of September, 2000.


                                           /s/ Naomi C. Dempsey
                                           Naomi C. Dempsey

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ Daniel J. Gunsett
                                           Daniel J. Gunsett

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ John C. Kane
                                           John C. Kane

                                 POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ Robert C. Macauley
                                           Robert C. Macauley

                                POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ David J. Olderman
                                           David J. Olderman

                                 POWER OF ATTORNEY

		KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of GREIF BROS. CORPORATION, a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Greif Bros. Riverville Mill Employees Retirement Savings Plan and Trust, hereby constitutes and appoints Michael
J. Gasser and William B. Sparks, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

		IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this
6th day of September, 2000.


                                           /s/ William B. Sparks, Jr.
                                           William B. Sparks, Jr.